Exhibit 10.4
Commercial Lease between Commercial Villas and Beautyworks USA of Florida Inc.
                                COMMERCIAL LEASE

     THIS LEASE is made between COMMERCIAL VILLAS, c/o David Feldman, 407 Lincoln Road, Suite 701, Miami Beach, FL 33139, herein called Lessor, and BEAUTYWORKS USA OF FLORIDA INC., a Florida corporation, herein called Lessee.
      ---------------------------------------------------
Lessee hereby offers to lease from Lessor the premises situated in the City of Tamarac, County of Broward, State of Florida, described as Unit 4810, COMMERCIAL
                                                                ----
VILLAS (the "Project"), 4750-4820, approx. 1,000 sq. feet, West Commercial Blvd., Tamarac, FL 33319, upon the following TERMS AND CONDITIONS:
L. TERM AND RENT. Lessor demises the above premises for a term of Three (3) years, commencing July 1st, 2002, and terminating on June 30th, 2005 or sooner
                                                       ---------------
as  provided  herein  at  the  rental  indicated  below.
     The rent during the term of this lease shall be payable by Lessee in monthly installments on or before the first day of each month in advance at the
                                             ---
office of Lessor or at such place designated by Lessor without any prior demand therefor, and without any deduction or set-off whatsoever, and shall be as follows:
     From  7/1/02  to  6/30/03     ($1,100.00  per  month)
           -------------------       --------
     From  7/1/03  to  6/30/04     ($1,200.00  per  month)
           -------------------       --------
     From  7/1/04  to  6/30/05     ($1,300.00  per  month)
           -------------------       --------
Option  to  Renew,  If  Applicable.
-----------------------------------
This lease being in good standing and in no way in default by the Lessee, the Lessee is hereby granted an option to extend this lease for an additional period of TWO (2) years, upon the same terms and conditions, other than the rent being increased as hereinafter set forth.
In order to exercise the option to extend this lease, the Lessee shall notify Lessor, in writing of its exercise of its option to extend no later than one hundred  and  eighty  (180)  days  prior to the expiration of the original term.
     From  7/1/05  to  6/30/06     ($1,400.00  per  month)
           -------------------       --------
     From  7/1/06  to  6/30/07     ($1,500.00  per  month)
           -------------------       --------
Lessee  shall pay all rent that is due together with applicable Sale or Use Tax.
     1st  Month  Payment  Rent:     1st  Month  Rent  ____________     $1,100.00
     CAM  per  para.  7     $131.63
     Sales  or  Use  Tax     $     73.90
                             -----------
     SUB  TOTAL     $1,305.53
     Last  Month  Rent  **
     Security  Deposit  **
          TOTAL     $1,305.53
**SECURITY DEPOSIT OF $1,000.00, AND LAST MONTH RENT OF $1305.53, ARE TRANSFERRED FROM THE LEASE FOR UNIT 4818.
2. USE. Lessee shall use and occupy the premises for office use. The premises shall be used for no other purpose.
3. CARE AND MAINTENANCE OF PREMIUMS. Lessee acknowledges that the premises are in good order and repair. Lessee shall, at its own expense, and at all times, maintain the premises in good, clean and safe condition, including glass, electrical wiring, plumbing, air conditioning and heating installations and other system and equipment upon the premises and shall surrender the same at the termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, excepting the roof, exterior walls, structural foundations and parking, which shall be maintained by Lessor.
4. ALTERATIONS. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, to or about the premises.
5. ORDINANCES AND STATUTES. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned  by  or  affecting  the  use  thereof  by  Lessee.
6. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, may terminate this lease.
7. UTILITIES. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including those for sewer, water, gas, electricity, garbage and telephone services. If any such services are not separately assessed or metered to Lessee, Lessee shall pay its pro-rata share, estimated at this time at $131.63 per month. Lessee agrees to use Certified Security Company for monitoring of the security alarm to keep the systems of the building consistent at a cost of $26.45 per month.
8. ENTRY AND INSPECTION. Lessee shall permit Lessor or Lessor's agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty
(60) days prior to the expiration of this lease, to place upon the premises any usual "To Let" or "For Lease" signs, and permit persons desiring to lease the same to inspect the premises thereafter.
9. POSSESSION. If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within 30 days of the commencement of the term hereof.
10. INDEMNIFICATION OF LESSOR. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part hereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.
11. INSURANCE. Lessee, at its expense, shall maintain public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage of Five Hundred Thousand ($500,000.00) Dollars.
     Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage. To the maximum extent permitted by insurance policies which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation which might otherwise exist.
12. CONTROL OF COMMON AREAS AND FACILITIES. The use of the sidewalks, driveway and parking lot and any other common area at the subject premises shall at all times be subject to the exclusive control and management of Lessor and Lessor shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all common areas and facilities, and Lessee agrees to abide and conform with such rules and regulations. Lessee specifically agrees not to over burden the parking lot by using more than the code allotted spacing for their premises. If Lessee requires the use of additional parking space Lessee agrees to use off-site parking, i.e. street.
13. SIGNAGE. Lessee agrees to have installed and maintained, at Lessee's expense, its name on the canopy in front of its premises consistent with the other signs of the tenants. No other sign, name, placard, advertisement or notice visible from the exterior of any leased premises, nor shall any sign be inscribed, painted or affixed by any Lessee on any part of the Building or Project without the prior written approval of Lessor.
14.     BROKERAGE  COMMISSIONS.  Lessee  represents to the Lessor that no broker
or  agent,  other  than                  N/A  , was instrumental in procuring or
                        --------------------
negotiating or consummating this Lease, and Lessee agrees to defend and indemnify Lessor against any loss, expense or liability incurred by Lessor as a result of a claim by any other broker or finder in connection with this Lease or its negotiation.
15. TAX ASSESSMENT AND INSURANCE INCREASE. In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the prior tax year, whether because of increased rate or valuation, Lessee shall pay to Lessor within ten (10) days of receipt of tax bill an amount equal to its pro-rata share of the increase in taxes upon the land and buildings in which the leased premises are situated. In the event that such taxes are assessed for a tax year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year.
     If the premium for property, casualty and/or liability insurance (or similar insurance premiums) payable by lessor, with respect to the Project increase over the amount of the last premiums paid by the said Lessor, Lessee shall pay to Lessor as additional rent within ten (10) days after the amount of such insurance premiums are ascertained, an amount equal to its pro-rata share of the increase in the premiums in which the leased premises are situated. In the event that such insurance premiums are assessed for a year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year.
The parties hereto agree that Lessee's pro-rata share for any items to be pro-rated pursuant to this lease is 1/33.
16. MECHANICS'S LIENS. Lessee agrees to promptly pay all costs and expenses of any repairs, construction or installations, which are the responsibility of Lessee so that no mechanics, materialmen's and laborers' liens are filed against the premises. Lessee agrees to indemnify and save Lessor harmless from any such liens and to cause same to be paid, canceled or discharged within five (5) days of notice. In no event shall anything contained in this paragraph or elsewhere in the lease be deemed to subject Lessor's interest in the premises to the lien of any person doing work or furnishing materials at the instance and request of Lessee. Upon request, Lessee agrees to execute a memorandum reflecting the provisions of the foregoing paragraph.
17. P1EDGE. The said Lessee hereby pledges and assigns to the Lessor all the furniture, fixtures, good and chattels of said lessee, which shall or may be brought or put on said premises as security for the payment of the rent herein reserved, and the Lessee agrees that the said lien may be enforced by distress foreclosure or otherwise at the election of said Lessor.
18. NOISE, NUISANCE, ETC. Lessee shall not make or permit any noise or odor, which is objectionable to other tenants of the Project to emanate from the premises and shall not create or maintain a nuisance therein and shall not distribute, solicit or canvas in the common areas of the project. Lessee shall not install any radio or television antennas at the premises without the prior written consent of the Lessor. Lessee shall not bring any machinery, equipment, safe, which may cause damage or danger to the building. Lessee shall not maintain at the premises or permit the use of any chemicals or materials, in such quantities, which may pose an environmental or safety hazard.
19. EMINENT DOMAIN. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee's use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expenses
20. DESTRUCTION OF PREMISES. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty
(60)  days,  Lessor,  at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.
     21. LESSOR'S REMEDIES ON DEFAULT. If Lessee defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, Lessor may give Lessee notice of such default and if Lessee does not cure any such default within FIVE (5) days, after the giving of such notice then Lessor may terminate this lease and Lessee shall then quit and surrender the premises to Lessor, but Lessee shall remain liable to Lessor for loss of rent and other charges due under the terms of lease and for any damages or costs to restore the premises in the condition as delivered to Lessee at the inception of this lease. If this lease shall have been so terminated by Lessor, Lessor may at any time thereafter resume possession of the premises by any lawful means and remove Lessee or other occupants and their effects. No failure to enforce any term shall be deemed a waiver. Any rent received after the fifth day of the month there shall be a five ($5.00) dollar per day late fee.
22. SECURITY DEPOSIT. Lessee shall deposit with Lessor on the signing of this lease the sum of ONE THOUSAND DOLLARS ($1,000.00) as security for the performance of Lessee's obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease. No interest shall be paid by the Lessor to the Lessee on such security deposit, and Lessor may commingle those funds.
23. RECORDING. Lessee shall not record this lease without the written consent of Lessor.
24.     LIABILITY  OF  LESSOR.  Title  to  the Premises is in a trust and Lessee agrees that neither the trustees nor the beneficiaries of the trust shall be personally liable. Lessee shall not make any claim under this Lease against the trustee(s) or beneficiaries of the trust, personally, and Lessee agrees that it shall look solely to the estate and property of the Lessor in the land and building comprising the Premises of which the demised premises are a part for the collection of any judgment (or any other judicial process) requiring the payment of money by Lessor in the event of any act, default or breach by Lessor with respect to any of the terms, covenants, and conditions of this lease to be observed and performed by Lessor and no other property or estates of Lessor shall be subject to levy, execution or other enforcement procedures for the satisfaction of Lessee's remedies.
25. ATTORNEYS' FEES. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.
26. NOTICES. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address shown above, or at such other places as may be designated  by  the  parties  from  time  to  time.
27. HEIRS, ASSIGNS, SUCCESSORS. This lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest to the parties.
28. SUBORDINATION. This lease is and shall be subordinated to all existing and future mortgages against the property. Lessee agrees to execute upon request  of  Lessor  memorandum  or  agreement  reflecting  the  Subordination.
29.     ENTIRE  AGREEMENT.  The  foregoing  constitutes  the  entire  agreement between  the  parties  and  may  be  modified  only  by a writing signed by both parties.
30. FACSIMILES. Facsimile copies of this lease signed by the parties shall serve as originals for all purposes.
31. RADON GAS. Radon Gas is a naturally occurring gas that, when accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.
     Signed this    3 day of -------, 2002.
                 ----
LESSOR:
/s/ David Feldman
-----------------
DAVID FELDMAN, as Trustee
d/b/a COMMERCIAL VILLAS

LESSEE:  BEAUTWORKS USA OF
FLORIDA INC., a Florida corporation
/s/ Edward S. Roth
------------------
By:     Edward S. Roth, President
        -------------------------